UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008 (July 16, 2008)

               RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

    401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

            (419) 783-8950
(Registrant’s telephone number, including area code)

                Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 16, 2008, Rurban Financial Corp. (the “Company”) issued a news release reporting financial results for the second quarter ended June 30, 2008. A copy of the July 16, 2008 news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 7.01 - Regulation FD Disclosure.

On July 16, 2008, the Company issued a news release announcing that its Board of Directors has declared a quarterly shareholder dividend of $0.09 per share, which represents an increase of $0.01 per share from the prior quarter. The dividend is payable on August 22, 2008 to all shareholders of record on August 8, 2008. A copy of the July 16, 2008 news release is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits

(a)  Not Applicable

(b)  Not Applicable

(c)  Not Applicable

(d)  Exhibits

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on July 16, 2008 reporting financial results for the second quarter ended June 30, 2008

99.2	News release issued by Rurban Financial Corp. on July 16, 2008 regarding declaration of quarterly shareholder dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: July 17, 2008	By:	/s/ Duane L. Sinn
Duane L. Sinn
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated July 17, 2008

Rurban Financial Corp.

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on July 16, 2008 reporting financial results for the second quarter ended June 30, 2008

99.2	News release issued by Rurban Financial Corp. on July 16, 2008 regarding declaration of quarterly shareholder dividend